497(e)
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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED SEPTEMBER 15, 2003 TO THE SEPTEMBER 15, 2003 PROSPECTUSES FOR:

Equitable Accumulator(R)
Equitable Accumulator(R) Select
Equitable Accumulator(R) Elite
Equitable Accumulator(R) Plus
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This supplement modifies certain information in the above-referenced
Prospectuses, Supplements to Prospectuses and Statements of Additional Information dated September 15, 2003, as previously supplemented to date (together the "Prospectuses") in a limited number of states, including New York. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your prospectus and any previous prospectus supplements. We will send you another copy of any prospectus or supplement, without charge, upon request.


1. In "Transferring your money among investment options" under "Transferring your account value," the following two bullets are added before the last bullet:

     o During the first contract year, transfers into the guaranteed interest option are not permitted.

     o After the first contract year, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

2. We do not deduct charges for the annual administrative charge, guaranteed minimum death benefit charge, guaranteed principal benefit option 2 charge, guaranteed minimum income benefit charge and Protection Plus charge from amounts allocated to the guaranteed interest option. Therefore, the following applies:

     In "Charges and expenses" under "Charges that Equitable Life deducts"
     The following sentence replaces the first sentence of the second paragraph under "annual administrative charge," the first sentence of the third paragraph under "guaranteed minimum death benefit charge," the third sentence under "guaranteed principal benefit option 2," the first sentence of the second paragraph under "guaranteed minimum income benefit charge," and the third sentence under "Protection Plus:"

     "We will deduct this charge from your value in the variable investment options on a pro rata basis."

3. In "Contract features and benefits" under "Allocating your contributions" under "interest sweep option," add the following paragraph after the first sentence of the second paragraph:

     "If you elect a GPB, you may also elect the General dollar cost averaging program (and, for Accumulator Select only, the 12-month dollar cost averaging program). If you elect any such program, everything other than amounts allocated to the fixed maturity option under the GPB must be allocated to that dollar cost averaging program. You may still elect the Investment simplifier for amounts transferred from investment options (other than the fixed maturity option under the GPB you have elected), and, for GPB Option 1, you may also elect Investment simplifier for subsequent contributions."

4. In "Contract features and benefits" under "Portfolios of the Trusts" under "guaranteed interest option," the following sentence is added as the first sentence of the last paragraph:

     "Generally, contributions and transfers into and out of the guaranteed interest option are limited."

5. In "Contract features and benefits" under "Allocating your contributions" under "Self-directed allocation," the following sentence is added after the second sentence of the first paragraph:

     "No more than 25% of any contribution may be allocated to the guaranteed interest option."

                                                                          x00608
                                                                            NY04

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6.   In "Contract features and benefits" under "Allocating your contributions"
     under "General dollar cost averaging program," the first sentence is deleted in its entirety and is replaced by the following:

     "If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options."



































           The Equitable Life Assurance Society of the United States
                          1290 Avenue of the Americas
                              New York, NY 10104
                                (212) 554-1234

  Copyright 2003. The Equitable Life Assurance Society of the United States.
                             All Rights reserved.
Accumulator(R) is a registered servicemark of The Equitable Life Assurance
                         Society of the United States.



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